                                   SUPPLEMENT
                             DATED OCTOBER 2, 2006
                                     TO THE
                    MLIG VARIABLE INSURANCE TRUST PROSPECTUS
                               DATED MAY 1, 2006

Roszel/MLIM Relative Value Portfolio
Roszel/MLIM Fixed-Income Portfolio

On September 29, 2006, Merrill Lynch & Co., Inc., the parent company of Merrill Lynch Investment Managers, L.P. ("MLIM"), the sub-adviser to the Roszel/MLIM Relative Value Portfolio and the Roszel/MLIM Fixed-Income Portfolio (together, the "Portfolios"), consummated a transaction with BlackRock, Inc. whereby Merrill Lynch & Co., Inc.'s investment management business, including MLIM, combined with that of BlackRock, Inc. to create a new independent company that is one of the world's largest asset management firms with over $1 trillion in assets under management.

As a result of the consummation of this transaction, BlackRock Investment Management, LLC ("BlackRock") will act as the investment sub-adviser for each of the Portfolios. The Roszel/MLIM Relative Value Portfolio will change its name to the Roszel/BlackRock Relative Value Portfolio and the Roszel/MLIM Fixed-Income Portfolio will change its name to the Roszel/BlackRock Fixed-Income Portfolio.

This supplement provides information about BlackRock. There is no change in investment strategy of either portfolio.

In general, wherever they appear throughout the Prospectus, references to the Roszel/MLIM Relative Value Portfolio should be replaced with references to the Roszel/BlackRock Relative Value Portfolio and references to the Roszel/MLIM Fixed-Income Portfolio should be replaced with Roszel/BlackRock Fixed-Income Portfolio. Additionally, all references to MLIM should be replaced with references to BlackRock.

On page 43, the section under the heading "Merrill Lynch Investment Managers, L.P." should be replaced with the following:


BlackRock Investment Management, LLC                  Roszel/BlackRock Relative Value Portfolio
P.O. Box 9011
Princeton, New Jersey 08543-9011


BlackRock Investment Management, LLC is an indirect wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.'s investment management business combined with that of BlackRock to create a new independent company that is one of the world's largest asset management firms with over $1 trillion in assets under management. Merrill Lynch & Co., Inc. owns a controlling interest in BlackRock, Inc.



Code: 101819-0906

Fred Gaskin, Managing Director and Senior Portfolio Manager with BlackRock(R), is the portfolio manager of the Roszel/BlackRock Relative Value Portfolio and is primarily responsible for setting the investment strategy and the day-to-day management of the Roszel/BlackRock Relative Value Portfolio. Mr. Gaskin, a former MLIM portfolio manager, became a portfolio manager for BlackRock upon the consummation of the transaction on September 29, 2006. He has been a portfolio manager of the Portfolio since 2004. Prior to joining MLIM in 2004, Mr. Gaskin was Managing Director and Portfolio Manager with the value equity investment team of Deutsche Asset Management (formerly Scudder Investments), managing $6.5 billion in a variety of institutional accounts and mutual funds, and following a value investment philosophy.

On page 51, the section under the heading "Merrill Lynch Investment Managers, L.P." should be replaced with the following:

BlackRock Investment Management, LLC                   Roszel/BlackRock Fixed-Income Portfolio
P.O. Box 9011
Princeton, New Jersey 08543-9011


BlackRock Investment Management, LLC is an indirect wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.'s investment management business combined with that of BlackRock to create a new independent company that is one of the world's largest asset management firms with over $1 trillion in assets under management. Merrill Lynch & Co., Inc. owns a controlling interest in BlackRock, Inc.

Kevin Bormida, Vice President and Portfolio Manager with BlackRock, is the portfolio manager of the Roszel/ BlackRock Fixed-Income Portfolio and is primarily responsible for setting the investment strategy and the day-to-day management of the Roszel/MLIM Fixed-Income Portfolio. Mr. Bormida, a former MLIM portfolio manager, became a portfolio manger for BlackRock upon the consummation of the transaction on September 29, 2006. He has been a portfolio manager of the Portfolio since 2002. Mr. Bormida joined MLIM in 1991. Since 1993, he has been managing taxable and tax-exempt portfolios for high net worth individuals and institutions. Kevin also has been a member of the Fixed Income Investment Strategy Committee since 1995.

                                     *  *  *

Please retain this supplement with your Prospectus for future reference.